UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2014

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 237-4000

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On September 16, 2014, Blueknight Energy Partners, L.P. (the “Partnership”) and certain of its affiliated entities entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering by the Partnership of 8,500,000 common units representing limited partner interests of the Partnership (“Common Units”) at a price to the public of $7.61 per Common Unit ($7.3056 per Common Unit, net of underwriting discounts and commissions) (the “Offering”). The Underwriters were also granted a 30-day option to purchase up to an additional 1,275,000 Common Units from the Partnership.
The offer and sale of the Common Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3, as amended (File No. 333-197796) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on September 12, 2014. The closing of the Offering is expected to occur on September 22, 2014, subject to customary closing conditions.
In the Underwriting Agreement, the Partnership and certain of its affiliates agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
From time to time, certain of the underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
On September 16, 2014, the Partnership issued a press release announcing its intention to commence the Offering. On September 16, 2014, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Offering. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.	Other Events.

In connection with the Offering, the Partnership is filing the opinions of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement. The opinions of Baker Botts L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of September 16, 2014, by and among the Partnership, Blueknight Energy Partners G.P., L.L.C., BKEP Operating, L.L.C. and the Underwriters named therein.
5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release, dated September 16, 2014.
99.2	—	Press Release, dated September 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

By: Blueknight Energy Partners G.P., L.L.C.
     its General Partner

Date: September 17, 2014            By: /s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of September 16, 2014, by and among the Partnership, Blueknight Energy Partners G.P., L.L.C., BKEP Operating, L.L.C. and the Underwriters named therein.
5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release, dated September 16, 2014.
99.2	—	Press Release, dated September 16, 2014.